SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): January 25, 2006


           (Exact name of registrant as specified in its charter)

                           UNION BANKSHARES, INC.


   (State or other jurisdiction     (Commission         (IRS Employer
        of incorporation)           File Number)    Identification Number)
            Vermont                  001-15985           03-0283552


          (Address of principal executive offices)      (Zip Code)
                20 Main St., P.O. Box 667               05661-0667
                     Morrisville, VT


     Registrant's telephone number, including area code:  (802) 888-6600


        (Former name or former address, if changed since last report)
                               Not applicable


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02:  Results of Operations and Financial Condition

      As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 2.02 and in Exhibit 99.1 hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

      On January 25, 2006, Union Bankshares, Inc. mailed its Fourth Quarter unaudited report to shareholders, a copy of which is furnished with this Form 8-K as Exhibit 99.1, presenting information concerning our results of operations and financial condition for our year and fourth quarter ended, December 31, 2005 and the declaration of a regular quarterly dividend.

Item 9.01:  Financial Statements and Exhibits

The following Exhibit, referred to in Item 2.02 of the Report is furnished, not filed; herewith:

c)    Exhibit:
      99.1 Union Bankshares, Inc. Fourth Quarter Report to shareholders mailed January 25, 2006



                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    Union Bankshares, Inc.


January 27, 2006
                                    /s/ Marsha A. Mongeon
                                    ---------------------
                                    Marsha A. Mongeon,
                                    Chief Financial Officer


January 27, 2006
                                    /s/ Kenneth D. Gibbons
                                    ----------------------
                                    Kenneth D. Gibbons,
                                    President /Chief Executive Officer


-----------------------------------------------------------------------------

                                EXHIBIT INDEX

99.1 Union Bankshares, Inc., Fourth Quarter Report to shareholders mailed January 25, 2006.